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CONFIDENTIAL TREATMENT                                             EXHIBIT 10.23


                    AMENDED AND RESTATED RESELLER AGREEMENT


          This Amended and Restated Reseller Agreement is made as of May 30, 1997, between ISG TECHNOLOGIES, INC., a corporation incorporated under the laws of the Province of Ontario, Canada (hereinafter called "ISG"), and ACCESS RADIOLOGY CORPORATION, a corporation incorporated in the State of Delaware (hereinafter called "ACCESS").

                             B A C K G R O U N D :


          1. ACCESS and ISG are parties to a Reseller Agreement dated May 17, 1996, as amended by a Supplemental Agreement dated as of September 30, 1996, (as so amended, the "Old Reseller Agreement"), under which ACCESS and ISG have agreed that ACCESS will resell certain medical devices (including software) developed by ISG.

          2. ACCESS and ISG wish to amend the Old Reseller Agreement in certain respects.

          NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth the parties agree that the Old Reseller Agreement shall be amended and restated to read in its entirety as follows:

     1.   Definitions.

          1.1 In this Agreement, each of the following terms has the meaning set out below:

               1.1.1     "Carryover Amount" has the meaning set forth in Section
4.2.

               1.1.2     "Committed Amount" has the meaning set forth in Section
4.2.

               1.1.3     "FDA" means the United States Food and Drug
Administration.


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               1.1.4     "Food and Drug Act" means the United States Federal
Food, Drug and Cosmetic Act, 21 U.S.C. et seq., as amended from time to time.
                                       -- ---

               1.1.5 "GMA Release" means, with respect to any VRS Application or VRS Option, compliance with all of the conditions set forth below. The date of GMA Release for any release of any VRS Application or VRS Option shall be the first date on which the conditions set forth below are satisfied for such release.

                         (i) The VRS Application or VRS Option, when installed on ISG Devices, shall perform all of the functions described for such software on Schedule I and shall perform reasonably free from bugs material to such software's intended use.

                         (ii) ISG shall have certified such VRS Application or VRS Option for installation on ISG Devices consisting of at least the types of systems and related equipment required by Section 5.3 as of the date of GMA Release.

                         (iii) ISG Devices on which the VRS Application or VRS Option is installed shall all have been cleared for commercial marketing by the FDA.

                         (iv) All ISG Devices including such VRS Application or VRS Option that are to be resold as contemplated by this Agreement shall be in compliance with all relevant filings made by ISG with the FDA and with "good manufacturing practices" as defined in the Food and Drug Act and the regulations or other measures promulgated by the FDA thereunder.

                         (v) ISG shall have notified ACCESS that GMA Release of the VRS Application or VRS Option has occurred.

               1.1.6 "ISG Devices" means medical imaging workstations consisting of Licensed Works provided by ISG, installed by ACCESS in accordance with instructions provided by ISG on computer hardware and video monitors in configurations certified by ISG as contemplated by Section 5.3.

               1.1.7 "Licensed Works" means all or any part of the VRS Applications and the VRS Options.


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               1.1.8     [*Redacted pursuant to a Confidential Treatment Request
dated September 10, 1999.



             ]

               1.1.9 "Support Period" means, with respect to any ISG Device, a period of five years from the date of installation of such ISG Device.

               1.1.11    "UNIX Termination Date" has the meaning set forth in
Section 5.3(ii).

               1.1.10    "Utilization Amount" has the meaning set forth in
Section 4.2.

               1.1.11 "VRS Applications" means each of the medical imaging software applications developed by ISG having the capabilities and service features described in Schedule I. The features of each VRS Application included at the base unit price and the VRS Options available for each VRS Application at additional cost are shown on Schedule I.

               1.1.12 "VRS Options" means the options for the VRS Applications having the capabilities and service features described in Schedule I.

               1.1.13 "VRS NT Software" means the VRS Applications and the VRS Options for use with the Windows NT operating system, as indicated on
Schedule I.

               1.1.14 "VRS UNIX Software" means the VRS Applications and the VRS Options for use with the Sun Solaris operating system, as indicated on
Schedule I.

     2.   Grant of Rights.

          2.1 Effective upon execution of this Agreement and subject to the conditions set forth below, ISG hereby appoints ACCESS a non-exclusive reseller of ISG Devices and grants to ACCESS the following non-exclusive rights:


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          2.1.1  The right to make ISG Devices available to customers, whether on a monthly fee basis or through outright sales. Such sales may be made through a prime contractor or systems integrator so long as (i) the end user shall enter into an agreement containing licensing provisions complying with
Section 3, and (ii) such sales shall be Qualifying Contractor Sales.

          2.1.2 The right to include copies of the Licensed Works in ISG Devices made available by ACCESS to customers and to sublicense Licensed Works included in such devices in the regular course of business.

          2.1.3 The right to use copies of the Licensed Works without charge for internal purposes of ACCESS, which shall be limited to demonstration and technical support of customers only.

         2.2 ACCESS shall not have any right to distribute the source code of any of the Licensed Works.

   3.     Customer License Agreements.

          3.1 No customer shall receive any Licensed Works unless such customer shall have signed an agreement (with ACCESS or with a prime contractor or systems integrator) containing software licensing provisions complying with
Section 3.2 below.

          3.2 Each customer agreement shall set out the name of the customer and the identity and location of the ISG Devices on which the customer is licensed to use a copy of the Licensed Works. Such a customer agreement shall comply with this Section 3.2 if it contains:

               (i) in the case of any user, substantially the provisions set forth in Schedule II (it being understood that ISG need not be identified by name), or

               (ii) in a case where the end user is the Government of the United States of America or an agency or instrumentality thereof, substantially the provisions set forth in Schedule IIA, or such other licensing terms as such Government, agency or instrumentality shall then generally prescribe for the procurement of commercial software.


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         3.3   ACCESS shall use reasonable efforts to enforce all the licensing provisions of customer agreements.

     4.   Payments.

          4.1    ACCESS agrees to pay to ISG the following license fees:

                    4.1.1 A license fee as set forth in Table 1 of Schedule I for each copy of the GMA Release version of any VRS Application installed on an ISG Device made available by ACCESS to a customer in accordance with this Agreement, except as provided in Section 4.1.2 below.

                    4.1.2 [*Redacted pursuant to a Confidential Treatment Request dated September 10, 1999.



                                                  ]

                    4.1.3 A license fee as set forth in Table 1 of Schedule I for each copy of the GMA Release version of each VRS Option installed on an ISG Device made available by ACCESS to a customer in accordance with this Agreement.

                    4.1.4 All prices specified in this Section 4.1 are subject to adjustment as provided in Section 4.2 below.

          4.2 ACCESS and ISG agree to the following purchase commitments and pricing options:

               4.2.1. ACCESS agrees, subject to the termination options set forth below, to pay the Committed Amounts of license fees for each quarter shown in Schedule I. ACCESS will issue a purchase order at the beginning of each quarter for the Committed Amount for that quarter. The Committed Amounts shall be invoiced and paid on the dates set forth in Schedule I. During each quarter, ACCESS and ISG will record the installation of each copy of the Licensed Works for which license fees are payable, using the procedures described in Section
4.4. After the end of each quarter, ISG will deliver to ACCESS a statement setting forth the calculation of the Utilization Amount, the Committed Amount and the Carryover Amount for the quarter. ACCESS will pay to ISG within 45 days of receipt of such statement the amount, if any,


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by which (i) the Utilization Amount for the quarter minus the Carryover Amount
                                                    -----
for the quarter exceeds (ii) the Committed Amount for the quarter.

               4.2.2. The following terms used in Section 4.2.1 have the following meanings:

               "Committed Amount" means, for any quarter, the amount so designated for such quarter in Schedule I.

               "Utilization Amount" means, for any quarter, the amount of license fees that would be payable for all copies of Licensed Works installed during the quarter, calculated in accordance with Section 4.1 and reflecting any increase or decrease pursuant to Section 4.2.3.

               "Carryover Amount" means, for any quarter, the amount (if any) by which (i) the sum of the Committed Amounts for all preceding quarters exceeds
(ii) the sum of the Utilization Amounts for all preceding quarters. The Carryover Amount shall be retroactively adjusted to reflect any retroactive price adjustments required by Section 4.2.3.

               4.2.3. The obligation of ACCESS to pay Committed Amounts shall be subject to compliance by ISG with its obligations hereunder and shall terminate upon any termination of this Agreement. ACCESS shall have the following options to change its obligations to pay the Committed Amounts and the pricing of Licensed Works.

          Option 1. ACCESS may cancel its obligations to pay the Committed
          ---------
Amounts for the quarter ended June 30, 1998 and all subsequent quarters upon notice to ISG delivered on or before June 29, 1997. The obligations of ACCESS to pay the Committed Amounts for the quarter ending on March 31, 1998 and all prior quarters will be unaffected by exercise of this option. Upon exercise of this option, the license fees for Licensed Works will be changed from those shown in Table 1 of Schedule I to those shown in Table 2 of Schedule I, and Utilization Amounts and the Carryover Amount shall be calculated on this basis. This change will apply retroactively to all copies of Licensed Works installed after the effective date of this Amended and Restated Reseller Agreement and ACCESS will pay, upon invoice by ISG following exercise of this Option 1, the amount (if any) by which (i) the payments that would have been made under Section 4.2.1 for prior quarters based upon Table 2 of Schedule I exceed (ii) the amounts actually paid by ACCESS during such prior quarters.


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          Option 2. ACCESS may cancel its obligations to pay the Committed
          ---------
Amounts for the quarter ended June 30, 1999 and all subsequent quarters upon notice to ISG delivered on or before September 15, 1998. The obligations of ACCESS to pay the Committed Amounts for the quarter ending on March 31, 1999 and all prior quarters will be unaffected by exercise of this option. Upon exercise of this option, the license fees for copies of Licensed Works installed after March 31, 1998 will be changed from those shown in Table 1 of Schedule I to those shown in Table 2 of Schedule I, and Utilization Amounts and the Carryover Amount shall be calculated on this basis. This change will not be retroactive.

          If neither Option 1 nor Option 2 is exercised, the license fee for the VRS NT 200 (v1.1) application will be reduced to zero for all copies installed after September 15, 1998. If ACCESS shall deliver to ISG an irrevocable waiver of ACCESS's rights to exercise Option 1 and Option 2 (which may be delivered after Option 1 has expired), the license fee for the VRS NT 200 (v1.1) application will be reduced to zero for all copies installed after the date of the waiver. ACCESS may at any time elect to reduce the license fee for the VRS NT 200 (v1.1) application to zero by notice to ISG accompanied by payment of a reduction fee of [*Redacted pursuant to a Confidential Treatment Request dated September 10, 1999.] Such a reduction will be effective for all copies of the VRS NT 200 (v1.1) application installed after the date of notice and payment.

          4.3 After termination of the obligations of ACCESS to pay Committed Amounts ACCESS shall nonetheless have the rights to resell ISG Devices and license the Licensed Works as set forth herein for the remaining term of this Agreement. After any termination of the Committed Amount obligations, license fees for the Licensed Works shall be calculated in accordance with Sections 4.1 and 4.2.3 and shall be paid monthly upon invoice by ISG for Licensed Works installed during each month. Any Carryover Amount remaining after termination of the Committed Amount obligations shall be applied on a first dollar basis to reduce license fees otherwise payable.

         4.4 Within 15 business days of the end of each month, ACCESS will deliver to ISG a written statement setting forth a list of all ISG Devices shipped or installed during the month, the Licensed Works included in such ISG Devices, the name and address of the end user site for each device, a contact name and telephone number for each end user, and the host ID of each system on which Licensed Works are installed. These statements


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will be the basis for quarterly statements of utilization required by Section
4.2.1 and the monthly invoices required by Section 4.3. Terms and conditions for all ISG Devices ordered hereunder shall be in accordance with this Agreement and shall not be modified by any terms of ACCESS's purchase order or other forms or ISG's invoice, bill of lading, installation certificate or other forms. Payment of all invoices shall be due 45 days from receipt of invoice. Amounts overdue beyond this limit will bear interest at the rate of 1% per month.

         4.5 ACCESS shall maintain complete and accurate records of each ISG Device sold and each copy of Licensed Works installed hereunder, including without limitation all records required for compliance with FDA regulations. ISG may, not more often than twice in any period of twelve consecutive months, conduct a review of the records of ACCESS relating to ISG Devices and Licensed Works, at reasonable times and upon reasonable notice. ISG shall bear its own costs incurred for any such audit unless the audit results in a determination of a discrepancy of more than 10% between license fees payable as originally reported by ACCESS and license fees actually payable for Licensed Works installed by ACCESS for the period covered by the audit, in which case ACCESS shall pay the reasonable out of pocket costs of the audit. All information made available by ACCESS under Section 4.4 or this section 4.5 shall be treated as confidential in accordance with Section 6.2 and shall not be used for any purpose other than determination of the amounts payable under this Agreement.

         4.6 Prices do not include sales tax or similar taxes. ACCESS shall pay such taxes either directly or when invoiced by ISG, or shall supply appropriate tax exemption certificates in a form satisfactory to ISG.

         4.7 Payments to ISG shall not be deemed to have been made until the funds are available to ISG in Mississauga, Ontario, Canada. Alternatively, if ACCESS is prevented by government regulations from transferring funds to Canada, ISG shall have the right to require ACCESS to deposit the blocked funds or an equivalent amount denominated in another currency due to ISG in a bank and country designated by ISG and for ISG's account.

         4.8 ACCESS shall be responsible, at its own expense, for obtaining all necessary import permits and for the payment of any and all taxes and duties imposed on the delivery, importation, sale or license of the ISG Devices and Licensed Works in locations designated by ACCESS; except that ISG shall be


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responsible for complying with all regulations or other measures promulgated by the FDA under the Food and Drug Act which are required to be complied with for the importation of ISG Devices into the United States.

         4.9 If any copy of Licensed Works installed on an ISG Device is lost or is so damaged as to be unusable prior to delivery of such ISG Device to the customer, ISG will permit installation of a replacement copy of such lost or damaged Licensed Works without payment of an additional license fee.

     5.   Support.

          5.1  ISG will supply the following materials to ACCESS:

               5.1.1 Five copies of the latest object code or executable code for the GMA Release version of each item included in the Licensed Works, with updates as provided in Section 5.2.3. Each copy of Licensed Works will enable ACCESS to install and integrate such Licensed Works on ISG Devices, and will enable users to use such ISG Devices for an unlimited time, without requiring any activation or other action by ISG. If a copy of the Licensed Works initially provided is lost, damaged or destroyed, ISG will provide at cost a replacement copy, which may be a more recent release or version.

               5.1.2 Either (i) for each ISG Device for which a license fee is recorded, one copy of documentation in English and documentation updates as they are prepared and released which, when taken together, constitute complete documentation for the ISG Devices complying with the requirements of the Food and Drug Act and the regulations and other measures promulgated by the FDA thereunder or (ii) all materials necessary to permit ACCESS to produce documentation as set forth in clause (i), which will include soft copy of text and updates as well as art work for covers, backs and spines of user manuals.

               5.1.3 Five copies of all installation scripts and procedures necessary or appropriate for installation of the GMA Release version of each item of Licensed Software on ISG Devices.

               5.1.4 Five copies of any modifications to the Licensed Works (with revisions to the documentation to reflect such modifications) which are provided to other customers of ISG without charge and are not proprietary to such customers.


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          5.2  ISG will provide the following support:

               5.2.1 ISG will make support as provided in this Section 5.2 available for each ISG Device for the duration of the Support Period for such device, subject to payment of support fees as provided herein. ISG will at all times support the current release of each of the Licensed Works and the immediately preceding Major Release of each of the Licensed Works. ISG will support each Major Release of VRS UNIX Software for at least 12 months from the date of GMA Release, regardless of the number of additional releases during such period. After June 30, 1998, ISG will support each Major Release of VRS NT Software for at least 12 months from the date of GMA Release, regardless of the number of additional releases during such period. A "Major Release" is a release of a Licensed Work which has undergone full GMA Release procedures and is identified by the first two numerals in a version number (that is, "x.y").

               5.2.2 ACCESS will provide first line support to its customers. In the event of a problem, ACCESS's end customer will contact ACCESS with problems, queries and/or help line requests. Trained ACCESS customer service personnel will respond to calls and attempt to diagnose and repair problems according to procedures defined in ISG's training courses and documentation. ACCESS will contact ISG only after having done so without resolving the problem, with such contact being made as defined for the relevant geographical territory and the problem being logged in accordance with an agreed procedure. ISG will then provide second line support. ISG will issue a Customer Service Order Number and one or more of the following courses of action will be taken as deemed appropriate by ISG technical support staff:

               i) Technical or applications support via telephone to trained ACCESS service personnel.

               ii) In depth problem investigation and analysis via modem to end customer system. This support is provided only where direct high speed modem access is available via a dedicated telephone line.

               iii) A monthly problem report will be provided to ACCESS detailing the Customer Service Order Number, date and type of call and resolution of each support call.

               iv) On site consultation is available upon request at then applicable ISG standard time and materials


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     rates and is subject to availability of technical or applications support personnel.

               v) Five master copies of software updates will be provided from time to time to ACCESS, as provided in Section 5.2.3 below.

               5.2.3     In providing maintenance support, ISG shall:

               i) Respond to and verify any alleged errors in the documentation or code upon notification by ACCESS; and

               ii)  Provide resolution of defects as detailed below:

                    1. Safety - Deficiency affects patient safety or FDA reportable defects.

                    2. Critical - Deficiency causes the VRS application to fail catastrophically.

                    3. Urgent - Deficiency causes the VRS application to give erroneous, distorted or severely deficient function from which users must be isolated.

                    4. Serious to Minor - Deficiency similar to level 3 above, but for which a work-around can be implemented allowing the user to achieve the desired accuracy or function, with minor inconvenience, or deficiency causes minor inconvenience, but is a definite deficiency against specification.

                    5. Improvements - ACCESS requests new functionality not covered by specification.

     For priority levels 1, 2 and 3, ISG will immediately take corrective action and provide a validated bug fix, in the form of an update, within a reasonably expeditious time frame.

     For priority level 4, ISG will take corrective action and provide a validated bug fix, in the form of an update, without charge, within a reasonable time frame.

     For priority level 5, ISG will determine in its good faith judgment whether the requested functionality is appropriate for inclusion in the next general release to customers. If


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     ISG so determines, ISG will provide an update to ACCESS without charge. If
     ISG does not so determine, ISG will provide the requested modification at ISG's standard charges.

              5.2.4 ACCESS will pay support fees [*Redacted pursuant to a Confidential Treatment Request dated September 10, 1999.



                                                                 ] ISG will in
any event make support available after that date to the extent provided in this Agreement at ISG's then applicable time and materials charges.

          5.3 ISG hereby certifies the compatibility only of the hardware and systems configurations listed in Schedule I for inclusion in ISG Devices on which Licensed Works are installed. ISG will cause the Licensed Works to be compatible with, and will certify to ACCESS that ISG Devices may include:

               (i) At all times during the term of this Agreement prior to the UNIX Termination Date, the release of the Sun Solaris operating system immediately prior to the then most current release.

               (ii) At all times during the term of this Agreement on or after the UNIX Termination Date, the most current release of the Sun Solaris operating system as of the UNIX Termination Date; provided that if support of a newer release of the Sun Solaris operating system is necessary to correct a defect of Level 3 or higher (as defined in Section 5.2.3(ii)), ISG will provide the necessary support. The "UNIX Termination Date" means a date of which ACCESS is notified at least twelve months in advance, on which ISG shall cease to make VRS UNIX Software available to customers.

               (iii) At all times during the term of this Agreement, the release of the Windows NT operating system immediately prior to the then most current release.


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         ISG Devices including any of the systems and components set forth above, and Licensed Works installed thereon, shall be covered by all support obligations, representations, warranties and agreements of ISG contained herein.

         5.4 While it is acknowledged that the ISG Devices may be used in certain surgical, medical life support or other applications of a similar degree of potential hazard, ACCESS acknowledges that ISG Devices are not designed or intended to substitute for or override the training, experience and knowledge of end users.

     1.  Additional Covenants.

         6.1 ACCESS shall include in all copies of Licensed Works made by ACCESS any copyright or similar notice as furnished by ISG to ACCESS.

         6.2 Each party hereto covenants that it shall keep confidential any confidential information relating to the other party's business, finances, marketing and technology to which it obtains access (including without limitation the Licensed Works and the pricing and other terms of this Agreement) and that it shall take all reasonable precautions to protect such confidential information of the other party or any part thereof from any use, disclosure or copying except as expressly authorized by this Agreement. The obligations of the parties under this Section 6.2 are in addition to, and not in substitution of, their respective obligations under the Confidentiality Agreement dated as of March 31, 1995 between ACCESS and ISG.

         6.3  The parties agree as follows with respect to proprietary rights:

              6.3.1  ACCESS acknowledges that, except as set forth in Section
6.3.2 below, the Licensed Works and all related information and documentation are the property of ISG and/or third parties from whom ISG has acquired certain rights under license.

              6.3.2 ISG acknowledges that ACCESS has provided and will provide to ISG certain software applications, know-how and trade secrets relating to wavelet compression and decompression of images, which are included in Licensed Works made available to ACCESS under this Agreement. ISG agrees that it will treat the particular specifications ACCESS has provided

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regarding compression and decompression as proprietary information of ACCESS.
This applies to the specifications and concepts including the following:

          1. Non-standard DICOM transport mechanisms for image transmission

          2. Controls over the number of images in a study

          3. The use of progressive decompression

          4. Modifications to the DICOM header elements reflecting changes in certain data such as image matrix size and compression status

          5. Error and exception handling

          6. PPP server transmission methodologies

ISG agrees that it will not provide other customers for its workstation products with the above information and know-how (or devices or applications including them). Nothing in this paragraph will be construed so as to restrict ISG from developing and/or marketing a solution similar to any or all of the ACCESS solutions specified in items 1 to 6 above, provided that ISG has received the specifications and/or know-how for such similar solutions from a third party without solicitation or assistance from ISG and without any knowledge on ISG's part that such third party is in violation of any confidentiality obligation or proprietary right.


          6.4 ACCESS at all times will comply with all provisions of the Food and Drug Act and the regulations and other measures promulgated by the FDA thereunder which are applicable to ACCESS as a distributor of ISG Devices as contemplated by this Agreement.

          6.5 ISG represents that the ISG Devices, when configured and marketed as contemplated by this Agreement and assuming compliance by ACCESS with its covenant set forth in Section 6.4, will at all times comply with all applicable provisions of the Food and Drug Act, the regulations and other measures promulgated by the FDA thereunder, and all filings made by ISG thereunder, and will have all necessary FDA clearances or approvals for commercial marketing in the United States of America. ISG will at all times comply with all provisions of the

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Food and Drug Act, the regulations and other measures promulgated by the FDA thereunder, and all filings made by ISG thereunder, which are applicable to ISG as the manufacturer of ISG Devices distributed as contemplated by this Agreement.

         6.6  The parties agree to the following indemnity provisions:

              6.6.1 ACCESS shall indemnify and save harmless ISG from and against any and all liabilities, damages, costs or expenses (including attorney's fees as incurred) resulting from any negligence or misconduct of ACCESS in marketing or installing ISG Devices or failure to comply with ACCESS's obligations set forth in Section 6.4.

              6.6.2 ISG shall indemnify and save harmless ACCESS from and against any and all liabilities, damages, costs or expenses (including attorney's fees as incurred) resulting from any negligence or misconduct of ISG in manufacturing ISG Devices, any defect in ISG Devices installed and configured as instructed by ISG, or any inaccuracy or failure of compliance with ISG's representations and obligations set forth in Section 6.5.

              6.6.3 Any party seeking indemnification hereunder shall promptly inform the indemnifying party in writing upon becoming aware of any claim for which indemnity may be sought. Such notice shall include a statement of the facts and circumstances relevant to such claim. Following such notice, the indemnifying party may participate in the defense. Neither party shall settle or compromise any claim for which indemnity is sought hereunder without the prior written consent of the indemnifying party.

         6.7 At least two qualified ACCESS employees will attend two days of service training at ISG's facility annually. ACCESS will pay a charge of $3,000 per person per year for such training. Attendance by ACCESS personnel for whom the training charge has been paid in any year at additional new training courses during that year will be free of charge.

         6.8  ISG agrees to the following development obligations.

              6.8.1 ISG will release for resale by ACCESS hereunder either a software patch for VRS UNIX 2.1 or a release of VRS UNIX 2.2 , which will in either case include additional functionality as set forth in Schedule I. This patch or release

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will be released in a beta test version by June 30, 1997 and a GMA Release version by October 31, 1997.

               6.8.2 ISG will release for resale by ACCESS hereunder a GMA Release version of the VRS NT-200 Release 1.1 application, having the functionality specified in Schedule I, by May 30, 1997.

               6.8.3 ISG will release for resale by ACCESS hereunder a GMA Release version of the VRS NT Software having the decompression functionality specified in Schedule I by June 30, 1997.

               6.8.4 If ISG does not release any of the applications set forth above by the date specified, payment of all Committed Amounts falling due after the specified release date will be deferred until release occurs. During any period of deferral, ACCESS will pay license fees as provided in Section 4.3. Upon resumption of payment of Committed Amounts, payments made during the deferral period will be credited on a first dollar basis against Committed Amounts payable.

     7.   Warranties.

          7.1  ISG warrants and agrees that:

               7.1.1 ISG has the full authority to grant the license and rights set forth in this Agreement.

               7.1.2 To the best of ISG's knowledge, the documentation and code of the Licensed Works have not been published under circumstances which have caused loss of copyright therein, and to the best of the ISG's knowledge the documentation and code of the Licensed Works do not infringe upon any copyright or other proprietary right of any third party.

               7.1.3 ISG is not aware of any claim of infringement of any copyright or other proprietary right having been made or pending against ISG relative to the documentation or code of the Licensed Works.

               7.1.4 ISG will, at its expense, defend against, hold ACCESS harmless from, and pay any final judgment against ACCESS or any ACCESS customer arising out of any claim that the use of any Licensed Work as contemplated by this Agreement infringed a copyright, a patent or a trade secret provided that
(i) ACCESS notifies ISG in writing of such claim or action, and (ii) ISG has sole control of the defense and settlement of such

                            Confidential Treatment
claim or action. In defending against such claim or action, ISG may, at its option, agree to any settlement in which ISG shall either (1) procure for ACCESS and all ACCESS customers the right to continue using the Licensed Works; or (2) modify or replace the Licensed Works so that they no longer infringe, to the extent that the exercise of such option does not result in a material adverse change in the operational characteristics of the Licensed Works, and equivalent functions and performance provided by ISG remain following implementation of such option. If ISG concludes in its judgment that none of the foregoing options is reasonable, ISG may remove the Licensed Works and any other components supplied by ISG rendered unusable as a result of such removal and repay to ACCESS all amounts paid with respect to the infringing products by ACCESS to ISG under this Agreement. Any such payment shall be in addition to, and shall not diminish, ISG's obligation to defend and indemnify against claims for infringement. Each party shall promptly notify the other in the event that it becomes aware of a claim covered by this Section 7.1.

         7.2 The ISG Devices, when properly installed and configured, will meet all applicable standards of the American College of Radiology for diagnostic images and are appropriate for diagnostic radiological examinations, and ISG has no knowledge of existing problems which would cause the ISG Devices to fail to comply with the foregoing warranty.

   8.    Term and Termination.

         8.1 This agreement shall have an initial term ending on March 31, 2000, subject to earlier termination as provided below.

         8.2 If there shall be any material breach of this Agreement by ACCESS which shall not be cured within 30 days of ISG giving written notice thereof to ACCESS, then at any time thereafter that such breach shall be continuing ISG may terminate this Agreement by delivery of a separate written termination notice to ACCESS.

         8.3 If there shall be any material breach of this Agreement by ISG which shall not be cured within 30 days of ACCESS giving notice thereof to ISG, then at any time thereafter that such breach shall be continuing ACCESS may terminate this Agreement by delivery of a separate written termination notice to ISG.

         8.4 If either party to this Agreement shall wind up or discontinue its business, shall make an assignment for the

                            Confidential Treatment
benefit of creditors, shall have a receiver appointed for its assets, shall commence bankruptcy or insolvency proceedings, or shall have bankruptcy or insolvency proceedings commenced against it which shall not be dismissed or stayed within 60 days, the other party may terminate this Agreement upon notice to the affected party.

         8.5  If this Agreement shall be terminated under Section 8.2, Section
8.3 or Section 8.4, then:

              8.5.1 ACCESS's right to resell ISG Devices and to furnish Licensed Works to customers and to use and make copies of the Licensed Works shall immediately terminate ;

              8.5.2 ISG's support obligations hereunder shall immediately terminate;
              8.5.3 ACCESS shall pay, within ten (10) days, all amounts which have accrued to ISG;

              8.5.4 ACCESS shall immediately deliver the master copy of the Licensed Works and all other copies in the possession of ACCESS to ISG at ACCESS's expense; and

              8.5.5 ACCESS shall provide a list of names and addresses of customers who have entered into sublicenses with ACCESS since the date of this Agreement.

         8.6 Notwithstanding any termination or expiration of this Agreement, any sublicense granted to an ACCESS customer prior to such termination or expiration shall survive such termination or expiration, and Sections 6.2, 6.3,
6.6 and 7.1 shall survive any such termination or expiration. The rights of ACCESS under Section 9.10 and the Escrow Agreement referred to therein shall survive any termination of this Agreement by ACCESS. The obligations of ISG to provide support set forth in Section 5.2 and the obligations of ISG under
Section 9.10 shall survive expiration of the term of this Agreement for the remainder of the Support Period for any ISG Device, subject to continued payment of support fees by ACCESS.

         8.7 The remedies set forth in Sections 8.1 through 8.5 shall not be exclusive, but shall be in addition to any other remedies available to either party at law or in equity.

   9.    General.

                            Confidential Treatment

         9.1.1 ACCESS and ISG are independent contractors and separate legal entities and shall in no way be interpreted as partners, joint-venturers, agents, employees or legal representatives of each other for any purpose. ACCESS shall solicit orders for ISG Devices only as an independent contractor. The parties shall not be responsible for or bound by any act of the other party or such other party's agents, employees or any person in any capacity in its service.

         9.2    Assignment:

                9.2.1 Subject to ACCESS's right to grant sublicenses hereunder, ACCESS may not assign this Agreement or any rights hereunder without the prior written consent of ISG except that, without such consent and upon notice to ISG, ACCESS may assign all of its rights hereunder to a corporation or other legal entity that acquires substantially all of ACCESS's assets or where ACCESS is consolidated or merged but then only upon the express assumption by such transferee or its successor of the obligations set forth in this Agreement.

                9.2.2 ISG may not assign this Agreement or any rights hereunder without the prior written consent of ACCESS, except that, without such consent and upon notice to ACCESS, ISG may assign all of its rights hereunder to a corporation or other legal entity that acquires substantially all of ISG's assets or where ISG is consolidated or merged, but then only upon the express assumption by such transferee or its successor of the obligations set forth in this Agreement.

                9.2.3 This Agreement is binding upon, and inures to the benefit of, the successors and permitted assigns of the parties.

         9.3 The waiver or failure of either party to exercise in any respect any right provided for in this Agreement shall not be deemed a waiver of any further or future right hereunder.

         9.4 The headings used in this Agreement are for convenience of reference only and are not to be used in interpreting the provisions of this Agreement.

         9.5 If any provision of this Agreement is invalid or unenforceable in any particular case, such case shall not invalidate or render unenforceable any other part of this Agreement. The Agreement shall simply be construed as not

                            Confidential Treatment
containing the particular provision or provisions held to be invalid or unenforceable to the extent of the particular case, and the rights and obligations of the parties hereto shall be construed accordingly.

         9.6 This Agreement is effective when executed by both parties. This Agreement may be executed in counterparts, each of which shall constitute one and the same instrument.

         9.7 This Agreement and the Confidentiality Agreement dated March 31, 1995 constitute the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties pertaining to such subject matter.

         9.8 Unless otherwise indicated, all dollar amounts referred to in this Agreement are in U.S. funds.

         9.9 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         9.10 ISG shall place a copy of the source code for the Licensed Works (the "Escrow Materials") it has the authority to so deliver, in escrow with Fort Knox Escrow Services, Inc. (the "Escrow Agent") under an Escrow Agreement in the form of Schedule IV. The Escrow Agent shall be authorized to release the Escrow Materials to ACCESS if and when ACCESS is deemed to have the right thereto as determined below.

              9.10.1 Provided that ACCESS is not then in material default under the terms of this Agreement, the Escrow Agent shall provide to ACCESS the Escrow Materials upon notification by ACCESS to the Escrow Agent, with a copy to ISG, of the occurrence of any of the following events (each a "Release Condition"):

               (a) The undisputed failure by ISG, following not less than 90 days written notice from ACCESS, clearly indicating the nature of the default, to maintain the Licensed Works and such failure results in the occurrence or continuance of a defect classified as Level 1 Safety, Level 2 Critical or Level 3 Urgent under Section 5.2.3 above, or if such failure is disputed, the notice must be supplemented by a court order resolving the dispute; or

                            Confidential Treatment

               (b) Proceedings shall be commenced by or against ISG under the United States Bankruptcy Code or the Canadian Bankruptcy and Insolvency Act and (in the case of a proceeding commenced against ISG) shall not be dismissed or discharged within 90 days of commencement.

          9.10.2 Upon taking possession of the Escrow Materials due to the occurrence of a Release Condition, ACCESS agrees that such source code shall be subject to restrictions on use, transfer, sales and reproduction placed on the Licensed Works themselves by this Agreement.

          9.10.3 The Escrow Agreement will continue in full force and effect, except that this Agreement shall govern any inconsistencies between this Agreement and the Software Escrow Agreement.

          9.10.4 ACCESS shall use the Escrow Materials only for what would otherwise be obligations of ISG to provide support of the Licensed Works. It is expressly understood that the Software Escrow Agreement pertains to the right to use the Escrow Materials and that no rights to ownership of the Escrow Materials pass from ISG to ACCESS. It is also expressly understood that the Escrow Materials are confidential and secret assets of ISG and the Escrow Materials will be held by ACCESS and not reproduced or copied, or made available to any third party, except in accordance with this Agreement. It is expressly understood that the Escrow Materials will be either returned to ISG or destroyed once the default giving rise to a Release Condition is cured and adequate assurances of ISG's future performance are given to ACCESS. UNDER NO CIRCUMSTANCES IS THE SOURCE CODE TO BE SOLD, TRANSFERRED OR COPIED BY ACCESS OR ITS DISTRIBUTORS. This Agreement shall be deemed to be a "License Agreement" referred to in the Escrow Agreement and Section 365(n) of the United States Bankruptcy Code.

     9.11 EXCEPT AS OTHERWISE SET FORTH IN THIS AGREEMENT (INCLUDING WITHOUT LIMITATION ARTICLE 5), ISG MAKES NO WARRANTIES OF ANY KIND WITH RESPECT TO THE ISG DEVICES, INCLUDING WITHOUT LIMITATION ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. Except as otherwise set forth in this Agreement, in no event shall ISG be liable to ACCESS for any indirect, special, incidental or consequential damages of any nature or kind whatsoever or for any damages (whether caused directly or indirectly) related to loss of profits, loss of

                            Confidential Treatment
revenue, loss of data or other economic loss in connection with, or arising out of, the use or supply or non-supply of the ISG Devices. Except as otherwise set forth in this Agreement (including without limitation Articles 6 and 7), the liability of ISG to ACCESS under this Agreement or resulting from this Agreement under any theory of law or equity is limited to money damages not to exceed the total amount paid by ACCESS to ISG hereunder.

         9.12  Notices:

All notices provided for in this Agreement shall be in writing or facsimile, addressed to the appropriate party at its respective address set forth below or to such other then-current address as is specified by notice, as follows:

               (a)  to ISG:   ISG Technologies, Inc.
                              6509 Airport Road
                              Mississauga, Ontario
                              CANADA L4V 1S7
                              Facsimile:  (905) 672-0360
                              Attention:  VP Finance

              (b)  to ACCESS:  ACCESS Radiology Corporation
                               313 Speen Street
                               Natick, MA  01760
                               Facsimile:  (508) 647-9350
                               Attention:  Howard Pinsky

Notices shall be deemed to be received upon actual delivery, upon confirmation of receipt of a facsimile, or five days after mailing with first class postage prepaid.

         9.13. This Amended and Restated Reseller Agreement shall become effective when executed by ISG and ACCESS. All references to "this Agreement", "herein", "hereby" and similar references shall refer to this Amended and Restated Reseller Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the first date set forth above.


ACCESS RADIOLOGY CORPORATION               ISG TECHNOLOGIES, INC.


By:  /s/ David Lang                        /s/ Peter Bak
     ----------------------                ---------------------
By:  ______________________

                            Confidential Treatment

   Name: David Lang                        Name:  Peter Bak

---------------------------

---------------------------
         Title: Vice President of            Title:  Vice
                Business Operations       President of Product
                                              Development

                            Confidential Treatment

                                  SCHEDULE I
                                  ----------

                    Licensed Works Description and Pricing
                    --------------------------------------


                                Pricing Table 1

==============================================================================================================
Product                    VRS-NT-     VRS-NT-    VRS-NT-ICU    VRS-NT-DX    VRS-NT-XS   VRS-UNIX  VRS-UNIX
Feature                      200         600                                                DX        XS
                           (v1.1)
==============================================================================================================
Base Pricing
==============================================================================================================
[*]                         [*]         [*]         [*]           [*]          [*]         [*]        [*]
==============================================================================================================

Options Pricing
==============================================================================================================
[*]                         [*]         [*]         [*]           [*]          [*]         [*]
--------------------------------------------------------------------------------------------------------------
[*]                         [*]         [*]         [*]           [*]          [*]         [*]        [*]
--------------------------------------------------------------------------------------------------------------
[*]                         [*]         [*]         [*]           [*]          [*]         [*]        [*]
--------------------------------------------------------------------------------------------------------------
[*]                         [*]         [*]         [*]           [*]          [*]         [*]        [*]
--------------------------------------------------------------------------------------------------------------
[*]                         [*]         [*]         [*]           [*]          [*]         [*]        [*]
--------------------------------------------------------------------------------------------------------------
[*]                         [*]         [*]         [*]           [*]          [*]         [*]        [*]
--------------------------------------------------------------------------------------------------------------
[*]                         [*]         [*]         [*]           [*]          [*]         [*]        [*]
--------------------------------------------------------------------------------------------------------------
[*]                         [*]         [*]         [*]           [*]          [*]         [*]        [*]
--------------------------------------------------------------------------------------------------------------
[*]                         [*]         [*]         [*]           [*]          [*]         [*]        [*]
--------------------------------------------------------------------------------------------------------------
[*]                         [*]         [*]         [*]           [*]          [*]         [*]        [*]
==============================================================================================================

*Redacted pursuant to a Confidential Treatment Request dated September 10, 1999.

                            Confidential Treatment

                                Pricing Table 2

============================================================================================================
Product                     VRS-NT-     VRS-NT-    VRS-NT-ICU  VRS-NT-DX   VRS-NT-XS   VRS-UNIX-    VRS-UNIX
Feature                       200         600                                             DX          XS
                            (v1.1)
============================================================================================================
Base Pricing
============================================================================================================
[*]                           [*]         [*]         [*]         [*]         [*]         [*]        [*]
============================================================================================================

Options Pricing
============================================================================================================
[*]                           [*]         [*]         [*]         [*]         [*]         [*]
------------------------------------------------------------------------------------------------------------
[*]                           [*]         [*]         [*]         [*]         [*]         [*]        [*]
------------------------------------------------------------------------------------------------------------
[*]                           [*]         [*]         [*]         [*]         [*]         [*]        [*]
------------------------------------------------------------------------------------------------------------
[*]                           [*]         [*]         [*]         [*]         [*]         [*]        [*]
------------------------------------------------------------------------------------------------------------
[*]                           [*]         [*]         [*]         [*]         [*]         [*]        [*]
------------------------------------------------------------------------------------------------------------
[*]                           [*]         [*]         [*]         [*]         [*]         [*]        [*]
------------------------------------------------------------------------------------------------------------
[*]                           [*]         [*]         [*]         [*]         [*]         [*]        [*]
------------------------------------------------------------------------------------------------------------
[*]                           [*]         [*]         [*]         [*]         [*]         [*]        [*]
------------------------------------------------------------------------------------------------------------
[*]                           [*]         [*]         [*]         [*]         [*]         [*]        [*]
------------------------------------------------------------------------------------------------------------
[*]                           [*]         [*]         [*]         [*]         [*]         [*]        [*]
============================================================================================================

*Redacted pursuant to a Confidential Treatment Request dated September 10, 1999.

Base Unit Feature Content:
--------------------------
[*Redacted pursuant to a Confidential Treatment Request dated September 10,
1999.

                            Confidential Treatment

     ]


Options Pricing Legend:
-----------------------
       [*Redacted pursuant to a Confidential Treatment Request dated September 10, 1999.

                              ]

                          Confidential Treatment

                               Commitment Table

=========================================================================
Quarter     Amount             Invoice Date             Paid Date
                               (On or Before)         (On or Before)
=========================================================================
Q1           [*]                     -                      -
-------------------------------------------------------------------------
Q2           [*]            June 30/th/ 1997         August 14/th/ 1997
-------------------------------------------------------------------------
Q3           [*]            September 30/th/ 1997    November 14/th/ 1997
-------------------------------------------------------------------------
Q4           [*]            December 31/st/ 1997     February 14/th/ 1998
-------------------------------------------------------------------------
Q5           [*]            March 31/st/ 1998        May 15/th/ 1998
-------------------------------------------------------------------------
Q6           [*]            June 30/th/ 1998         August 14/th/ 1998
-------------------------------------------------------------------------
Q7           [*]            September 30/th/ 1998    November 14/th/ 1998
-------------------------------------------------------------------------
Q8           [*]            December 31/st/ 1998     February 14/th/ 1999
-------------------------------------------------------------------------
Q9           [*]            March 31/st/ 1999        May 15/th/ 1999
-------------------------------------------------------------------------
Q10          [*]            June 30/th/ 1999         August 14/th/ 1999
-------------------------------------------------------------------------
Q11          [*]            September 30/th/ 1999    November 14/th/ 1999
-------------------------------------------------------------------------
Q12          [*]            December 31/st/ 1999     February 14/th/ 2000
-------------------------------------------------------------------------
Q13          [*]            March 31/st/ 2000        May 15/th/ 2000
=========================================================================

       *Redacted pursuant to a Confidential Treatment Request dated September 10, 1999.

                            Confidential Treatment

                   VRS UNIX Release 2.1 Patch / Release 2.2
           ACCESS Radiology Corporation Additional Features to VRS
                               UNIX Release 2.1

       The following additional features to VRS UNIX Release 2.1 will be provided to ACCESS Radiology Corporation in the form of either a patch to VRS UNIX Release 2.1 or a new version VRS UNIX Release 2.2.

===================================================================
    Feature                          Description
-------------------------------------------------------------------
[*]               [*







                                                   ]
-------------------------------------------------------------------
[*]               [*








                                               ]
-------------------------------------------------------------------

                            Confidential Treatment

-------------------------------------------------------------------
[*]               [*


                              ]
-------------------------------------------------------------------
[*]               [*


                           ]
===================================================================

*Redacted pursuant to a Confidential Treatment Request dated
September 10, 1999.

                            Confidential Treatment

                             VRS-NT 200 Release 1.1
        ACCESS Radiology Corporation Additional Features to VRS-NT 200
                                  Release 1.0

The following features, in addition to those already provided in VRS-NT 200 Release 1.0, will be provided to ACCESS Radiology Corporation in VRS-NT 200 Release 1.1.

=================================================================
   Feature                         Description
-----------------------------------------------------------------
[*]             [*




                             ]
-----------------------------------------------------------------
[*]             [*




                                               ]
-----------------------------------------------------------------
[*]             [*

                             ]
-----------------------------------------------------------------
[*]             [*
                                   ]
-----------------------------------------------------------------
[*]             [*

                             ]
=================================================================

*Redacted pursuant to a Confidential Treatment Request dated
September 10, 1999.

                            Confidential Treatment

                                VRS-NT Software
          ACCESS Radiology Corporation Additional Features to VRS-NT
                                   Software

The following features, in addition to those stated in VRS NT marketing Specifications Document Revision 12, #1997-00295, will be provided to ACCESS Radiology Corporation.

==================================================================
    Feature                         Description
------------------------------------------------------------------
[*]                    [*



                                         ]
------------------------------------------------------------------
[*]                    [*



                                            ]
------------------------------------------------------------------
[*]                    [*





                                       ]
==================================================================

*Redacted pursuant to a Confidential Treatment Request dated
September 10, 1999.

                            Confidential Treatment

                                  SCHEDULE II
                                  -----------

                     Standard Form Sublicensing Provisions
                     -------------------------------------


Each customer agreement shall provide:

         1. That the customer is granted a non-exclusive, nontransferable license to operate, at the location specified in the customer agreement and for its own business and professional purposes only, a copy or copies of the object code form of the software.

         2. That title, ownership rights, intellectual property rights and all other rights associated with the software and applicable under law shall remain vested in ISG.

         3. That the obligations (if any) of ISG are limited to those expressly stated in the sublicense, are in lieu of all other warranties or conditions expressed or implied, including without limitation warranties of merchantability or fitness for a particular use, or those arising by statute or otherwise in law, or from a course of dealing or usage of trade.

         4. That the liability of ISG under any theory of law or equity is limited to money damages not to exceed the total amount paid by the customer for ISG Devices.

         5. That ISG shall have no liability to the customer with respect to any claim of patent or copyright infringement to the extent that such claim is based upon (i) the combination of licensed software with machines, systems or devices other than those included in the ISG Devices sold to the customer, (ii) modification of the licensed software by the customer, or (iii) use of the licensed software not in accordance with its specifications.

         6.   That the customer shall:

          (a) maintain the software in confidence, utilizing at least the same degree of care used by the customer to protect its own confidential information;

          (b) not transfer the software to any other party, except in connection with a sale of the ISG Device in which it is installed;

                            Confidential Treatment

          (c) not attempt to produce any work derived from the software or modify the software in any manner whatsoever;

          (d) not attempt to decode, decipher, decompile, decompose, disassemble, reverse engineer or otherwise render the software to a human-perceivable form; and

          (e) not attempt to defeat the mechanisms which control the number of copies of the software which are allowed to operate simultaneously during any particular time period.

         7. That the customer acknowledges that, although the software may be used in certain surgical, medical life support or other applications of a similar degree of potential hazard, the software is not designed or intended to substitute for or override the training, experience and knowledge of end users.

         8. That the customer acknowledges that ISG Devices are resold to the customer by agreement of ISG, and that the customer is agreeing to the foregoing provisions in consideration of ISG making the ISG Devices available under such agreement.